FQF TRUST

QuantShares Hedged Dividend Income Fund (DIVA)

SUPPLEMENT DATED AUGUST 1, 2017
TO THE PROSPECTUS DATED OCTOBER 28, 2016

On July 21, 2017, Indxx LLC, the provider of the QuantShares Hedged Dividend Income Fund’s (“Fund”) index, the Indexx Hedged Dividend Income Index (“Index”), announced that it changed the rebalancing schedule of the Index from monthly to quarterly. The new methodology was published on July 21, 2017 and became effective immediately, with the first rebalance occurring on September 29, 2017. In anticipation of this change to the index methodology, the Fund has made the following change to the Fund’s prospectus.

In the Fund Summary section of the Prospectus, the sixth paragraph under the “Principal Investment Strategies” headings is deleted in its entirety and replaced with the following:

The Target Hedged Dividend Index is reconstituted and rebalanced quarterly. In the long components of the index, the weight of each sector is subject to a 25% cap. In the short components of the index, each sector’s weight is half its weight in the long components. The Fund is expected to concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Target Hedged Dividend Index is concentrated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.